Summary of Significant Accounting Policies: Fair Value of Financial Instruments and Derivative Financial Instruments Policy (Policies)	12 Months Ended
Dec. 31, 2014
Policies
Fair Value of Financial Instruments and Derivative Financial Instruments Policy

Fair value of financial instruments and derivative financial instruments

The Company has adopted ASC 815, “Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments.”  The carrying amount of accrued liabilities approximates its fair value because of the short maturity of this item.  Certain fair value estimates may be subject to and involve, uncertainties and matters of significant judgment, and, therefore, cannot be determined with precision.  Changes in assumptions could significantly affect these estimates.  The Company does not hold or issue financial instruments for trading purposes, nor does it utilize derivative instruments in the management of its foreign exchange, commodity price or interest rate market risks.